UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2024

Biofrontera Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40943	47-3765675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Presidential Way, Suite 330 Woburn, Massachusetts	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 245-1325

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BFRI	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights		The Nasdaq Stock Market LLC
Warrants to purchase common stock	BFRIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Stockholder Director Nominations.

The information below under Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08, to the extent applicable.

Item 8.01	Other Events.

On March 26, 2024, Biofrontera Inc. (the “Company”) issued a press release announcing that its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) will be held on June 12, 2024 and that the close of business on April 22, 2024 will be the record date for the determination of stockholders entitled to notice of and to vote at the 2024 Annual Meeting.

The Company’s Proxy Statement for its 2023 Annual Meeting of Stockholders, dated November 17, 2023, and Proxy Statement for its Special Meeting of Stockholders, dated March 21, 2024, stated the deadlines for submission of (a) any stockholder proposals pursuant to Securities and Exchange Commission (“SEC”) Rule 14a-8 (“Rule 14a-8”), and (b) a nominee to serve as director or a proposal to be considered at the meeting under the Company’s Amended and Restated By-Laws (the “By-Laws”). However, because the date of the 2024 Annual Meeting is more than 30 days prior to the anniversary date of the 2023 Annual Meeting of Stockholders, those deadlines no longer apply.

Accordingly, pursuant to the By-Laws and SEC Rule 14a-5(f), the Company is hereby providing notice of the revised deadlines for such proposals as follows:

1. A stockholder intending to submit a proposal to be included in the proxy statement for the 2024 Annual Meeting under Rule 14a-8 must deliver such proposal in writing to our principal executive offices no later than April 19, 2024. Proposals should be addressed to: Corporate Secretary, 120 Presidential Way, Suite 330, Woburn, MA 01801. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested. Proposals of stockholders must also comply with the SEC’s rules regarding the inclusion of stockholder proposals in proxy materials, and we may omit any proposal from our proxy materials that does not comply with Rule 14a-8.

2. Submissions under the By-Laws of proposals intended to be presented at, but not included in the proxy materials for, the 2024 Annual Meeting, including director nominations for election to the Board of Directors, must be addressed to our Corporate Secretary and received at our principal executive offices on or before April 5, 2024. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information described in the Company’s By-Laws. A copy of the Company’s By-Laws has been filed as Exhibit 3.3 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 15, 2024, or can be obtained by contacting the Company’s Corporate Secretary at the address above.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19.

A copy of the press release is being furnished as Exhibit 99.1 attached to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

99.1	Press release dated March 26, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 26, 2024 (Date)		Biofrontera Inc. (Registrant)

	By:	/s/ E. Fred Leffler III
E. Fred Leffler III
Chief Financial Officer